THE BEAR STEARNS COMPANIES INC.
                                                          SEGMENT DATA
                                                          (UNAUDITED)

                                     Three Months Ended                  % Change From         Nine Months Ended       % Change
                       ---------------------------------------------- -------------------   -------------------------  ----------
                         August 31,        August 31,     May 31,     August 31,  May 31,    August 31,   August 31,
                            2004             2003          2004           2003     2004        2004           2003
                       ----------------- --------------- ------------ -------------------   -------------------------
                                       (In thousands)                                            (In thousands)
Capital Markets
     Institutional Equities  $  239,321    $   200,506    $   252,004      19.4%    (5.0%) $   788,725    $   666,313       18.4%
     Fixed Income               751,805        720,128        844,436       4.4%   (11.0%)   2,418,509      2,276,535        6.2%
     Investment Banking         208,865        299,742        254,872     (30.3%)  (18.1%)     716,916        710,945        0.8%
                              ---------      ---------      ---------                        ---------      ---------
Total Capital Markets         1,199,991      1,220,376      1,351,312      (1.7%)  (11.2%)   3,924,150      3,653,793        7.4%

Global Clearing Services        214,394        200,929        223,676       6.7%    (4.1%)     655,684        564,112       16.2%

Wealth Management
     Private Client Services(1) 103,498         98,410        117,272       5.2%   (11.7%)     331,667        273,705       21.2%
     Asset Management            36,320         27,941         59,244      30.0%   (38.7%)     137,454         92,636       48.4%
                               --------       --------       --------                         --------       --------
Total Wealth Management         139,818        126,351        176,516      10.7%   (20.8%)     469,121        366,341       28.1%

Other (2)                       (19,438)       (62,596)       (27,966)     68.9%    30.5%      (64,729)      (121,032)      46.5%
                               ---------      ---------      ---------                        ---------      ---------

Total net revenues          $ 1,534,765    $ 1,485,060    $ 1,723,538       3.3%   (11.0%) $ 4,984,226    $ 4,463,214       11.7%
                              ==========     ==========     ==========                      ===========    ===========


PRE-TAX INCOME

Capital Markets             $   425,703    $   540,942    $   491,002     (21.3%)  (13.3%) $ 1,433,074    $ 1,490,832       (3.9%)
Global Clearing Services         83,159         68,456         86,705      21.5%    (4.1%)     248,366        158,404       56.8%
Wealth Management                 7,667          9,851         25,719     (22.2%)  (70.2%)      54,253         20,518      164.4%
Other (2)                       (72,650)      (137,072)       (91,950)     47.0%    21.0%     (249,360)      (334,248)      25.4%
                               ---------      ---------       --------                      -----------    -----------

Total pre-tax income        $   443,879    $   482,177    $   511,476      (7.9%)  (13.2%) $ 1,486,333    $ 1,335,506       11.3%
                               =========      =========       ========                      ===========    ===========


(1) Private Client Services Detail:

Gross Revenues, before transfer to
   Capital Markets Segment  $   121,082    $   129,746    $   139,266                      $   397,977     $  348,248
Revenue transferred to
   Capital Markets segment      (17,584)       (31,336)       (21,994)                         (66,310)       (74,543)
                             ------------ --------------- -------------                    -------------  --------------

Private Client Services
net revenues                $   103,498    $    98,410    $   117,272                      $   331,667     $  273,705
                            ============= =============== =============                    =============  ==============

 (2)      Includes consolidation and elimination entries, unallocated revenues
(predominantly interest) and certain corporate administrative functions, including certain legal costs and costs related to the Capital Accumulation
Plan for Senior Managing Directors ("CAP Plan").


                                  THE BEAR STEARNS COMPANIES INC.
                                 CONSOLIDATED STATEMENTS OF INCOME
                                            (UNAUDITED)

                                                        Three Months Ended                % Change From
                                            ------------------------------------------  -------------------
                                                August 31,   August 31,      May 31,     August 31,   May 31,
                                                  2004         2003           2004          2003       2004
                                            -------------   -----------     ----------  ------------ -------
                                                         (In thousands, except common share data and other data)

REVENUES
    Commissions                             $    273,722   $    279,888   $    307,150       (2.2%)    (10.9%)
    Principal transactions                       848,982        724,023        915,469       17.3%      (7.3%)
    Investment banking                           190,692        298,716        261,564      (36.2%)    (27.1%)
    Interest and dividends                       528,704        503,135        498,469        5.1%       6.1%
    Other income                                  52,253         36,509         81,146       43.1%     (35.6%)
                                              ------------      ------         ------
       Total revenues                          1,894,353      1,842,271      2,063,798        2.8%      (8.2%)
    Interest expense                             359,588        357,211        340,260        0.7%       5.7%
                                              ------------      ------         ------
Revenues, net of interest expense              1,534,765      1,485,060      1,723,538        3.3%     (11.0%)
                                              ------------      ------         ------

NON-INTEREST EXPENSES
    Employee compensation and benefits           743,038        681,745        860,053        9.0%     (13.6%)
    Floor brokerage, exchange and clearance fees  56,822         44,830         59,647       26.7%      (4.7%)
    Communications and technology                 92,360         93,047         88,321       (0.7%)      4.6%
    Occupancy                                     35,843         34,788         34,768        3.0%       3.1%
    Advertising and market development            30,030         24,550         29,315       22.3%       2.4%
    Professional fees                             47,547         36,608         42,370       29.9%      12.2%
    Other expenses                                85,246         87,315         97,588       (2.4%)    (12.6%)
                                               -----------       ------         ------
       Total non-interest expenses             1,090,886      1,002,883      1,212,062        8.8%     (10.0%)
                                               ------------      ------         ------

Income before provision for income taxes         443,879        482,177        511,476       (7.9%)    (13.2%)
    Provision for income taxes                   160,620        168,762        163,673       (4.8%)     (1.9%)

                                                  ------         ------         ------
Net income                                  $    283,259   $    313,415   $    347,803       (9.6%)    (18.6%)
                                              ============       ======         ======

Net income applicable to common shares      $    276,416   $    305,621   $    340,609       (9.6%)    (18.8%)
                                              ============       ======         ======

Adjusted net income used for
    diluted earnings per share (1)          $    300,984   $    334,180   $    366,027       (9.9%)    (17.8%)
                                              ============       ======         ======

Basic earnings per share                    $       2.31   $       2.54   $       2.77       (9.1%)    (16.6%)
                                              ============       ======         ======
Diluted earnings per share                  $       2.09   $       2.30   $       2.49       (9.1%)    (16.1%)
                                              ============       ======         ======

Weighted average common shares outstanding:
          Basic                              127,014,483    128,681,694    129,071,295
                                             ============   ===========    ===========
          Diluted                            144,201,755    145,599,540    146,921,897
                                             ============   ===========    ===========

Cash dividends declared per common share    $       0.20   $       0.20  $        0.20
                                              ============       ======         ======

(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.

                                       THE BEAR STEARNS COMPANIES INC.
                                      CONSOLIDATED STATEMENTS OF INCOME
                                                (UNAUDITED)

                                                                  Nine Months Ended        % Change From
                                                        ---------------------------------  ---------------
                                                                August 31,     August 31,    August 31,
                                                                  2004            2003           2003
                                                        ---------------------------------  ---------------
                                                            (In thousands, except share and per share data)
REVENUES
  Commissions                                                   $    888,975   $    789,485       12.6%
  Principal transactions                                           2,711,313      2,502,402        8.3%
  Investment banking                                                 712,666        678,849        5.0%
  Interest and dividends                                           1,547,637      1,459,859        6.0%
  Other income                                                       179,005         99,803       79.4%
                                                                  ------------       ------
     Total revenues                                                6,039,596      5,530,398        9.2%
  Interest expense                                                 1,055,370      1,067,184       (1.1%)
                                                                  ------------       ------
     Revenues, net of interest expense                             4,984,226      4,463,214       11.7%
                                                                  ------------       ------

NON-INTEREST EXPENSES
  Employee compensation and benefits                               2,452,239      2,131,815       15.0%
  Floor brokerage, exchange and clearance fees                       173,369        137,050       26.5%
  Communications and technology                                      274,509        276,531       (0.7%)
  Occupancy                                                          104,226        102,819        1.4%
  Advertising and market development                                  85,246         77,267       10.3%
  Professional fees                                                  131,717         94,056       40.0%
  Other expenses                                                     276,587        308,170      (10.2%)
                                                                  ------------       ------
     Total non-interest expenses                                   3,497,893      3,127,708       11.8%
                                                                  ------------       ------

Income before provision for income taxes                           1,486,333      1,335,506       11.3%
Provision for income taxes                                           494,206        467,427        5.7%
                                                                      ------         ------

Net income                                                      $    992,127   $    868,079       14.3%
                                                                ============         ======

Net income applicable to common shares                          $    970,671   $    844,499       14.9%
                                                                ============         ======

Adjusted net income used for diluted earnings per share (1)     $  1,045,789   $    927,470       12.8%
                                                                ============         ======

Basic earnings per share                                        $       7.97   $       7.02       13.5%
                                                                ============         ======
Diluted earnings per share                                      $       7.16   $       6.34       12.9%
                                                                ============         ======

Weighted average common shares outstanding:
        Basic                                                    128,287,500    129,055,575
                                                                 ============   ===========
        Diluted                                                  145,992,306    146,316,093
                                                                 ============   ===========

Cash dividends declared per common share                        $       0.60   $       0.54
                                                                 ============        ======

(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.

                                                 THE BEAR STEARNS COMPANIES INC.
                                                  SELECTED FINANCIAL INFORMATION
                                                          (UNAUDITED)

                                                                             Three Months Ended
-----------------------------------------------------------------------------------------------------------------------------------
                                        August 31,      May 31,    February 29,  November 30,   August 31,   May 31,  February 28,
                                          2004          2004         2004          2003          2003         2003       2003
-----------------------------------------------------------------------------------------------------------------------------------
                                                            (In thousands, except common share data and other data)
Results
Revenues, net of interest expense      $ 1,534,765     $ 1,723,538   $ 1,725,923 $ 1,531,277  $  1,485,060  $ 1,462,720 $ 1,515,434
Net income                             $   283,259         347,803   $   361,065     288,327       313,415      280,411     274,253
Net income applicable to common shares $   276,416         340,609   $   353,646     280,533       305,621      272,616     266,261
Adjusted net income used for diluted
        earnings per share (1)         $   300,984         366,027   $   378,778     308,521       334,180      299,533     293,756

Financial Position
Stockholders' equity, at period end    $ 8,067,519     $ 8,006,834   $ 7,817,777 $ 7,470,088  $  6,875,668  $ 6,714,397 $ 6,529,628
Total stockholders' equity and trust
     issued preferred securities,
     at period end (2)                 $ 8,067,519     $ 8,006,834   $ 7,817,777 $ 8,032,588  $  7,438,168  $ 7,276,897 $ 7,092,128
Total capital, at period end           $41,567,718     $39,973,413   $39,970,906 $37,463,053  $ 34,438,022  $33,520,967 $31,987,917

Common Share Data
Basic earnings per share               $      2.31     $      2.77   $      2.88 $      2.43  $       2.54  $      2.27 $      2.21
Diluted earnings per share             $      2.09     $      2.49   $      2.57 $      2.19  $       2.30  $      2.05 $      2.00
Book value per common share, at period end  $55.13     $     53.38   $     51.19 $     48.69  $      45.46  $     43.52 $     41.64
Weighted average common shares outstanding:
     Basic                             127,014,483     129,071,295   129,118,964  124,090,961  128,681,694  128,711,363  129,773,603
     Diluted                           144,201,755     146,921,897   147,108,483  140,876,365  145,599,540  146,062,838  147,029,224
Common shares outstanding, at period end (3)
                                       144,052,137     144,285,667   144,320,701  142,369,836  146,662,752  146,915,258  146,659,224

Financial Ratios
Return on average common equity(annualized) 15.9%            19.6%          21.3%       19.6%        21.3%        19.7%      19.9%
Adjusted pre-tax profit margin (4)          31.7%            32.3%          33.3%       31.7%        35.8%        32.4%      31.2%
Pre-tax profit margin (5)                   28.9%            29.7%          30.8%       28.5%        32.5%        29.3%      28.1%
After-tax profit margin (6)                 18.5%            20.2%          20.9%       18.8%        21.1%        19.2%      18.1%
Compensation & benefits / Revenues, net of
        interest expense                    48.4%            49.9%          49.2%       48.9%        45.9%        47.3%      50.0%

Other Data (in billions, except employees)
Margin debt balances, at period end       $ 49.6           $ 44.4        $  47.9     $  45.7      $  41.6      $  44.1    $  38.1
Margin debt balances, average for period  $ 46.6           $ 46.7        $  46.6     $  42.2      $  43.3      $  39.5    $  36.3
Customer short balances, at period end    $ 73.7           $ 74.9        $  77.0     $  72.6      $  66.3      $  66.2    $  56.5
Customer short balances, average for
        period                            $ 75.6           $ 77.2        $  74.3     $  70.1      $  68.0      $  62.0    $  57.0
Stock borrowed, at period end             $ 53.5           $ 53.6        $  57.0     $  54.3      $  52.1      $  48.6    $  41.7
Stock borrowed, average for period        $ 56.7           $ 58.7        $  58.5     $  57.4      $  54.2      $  47.9    $  45.1
Free credit balances, at period end       $ 29.3           $ 28.8        $  26.1     $  24.9      $  22.0      $  20.4    $  18.7
Free credit balances, average for period  $ 30.8           $ 28.1        $  26.5     $  22.9      $  21.2      $  19.3    $  18.9
Assets under management, at period end    $ 28.1           $ 27.3        $  29.1     $  27.1      $  25.7      $  24.4    $  23.3
Employees, at period end                  10,715           10,469         10,431      10,532       10,515       10,472     10,506


(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.
(2) In accordance with FASB Interpretation ("FIN") No. 46 (R), a revision of FIN
No. 46, "Consolidation of Variable Interest Entities - an Interpretation of ARB
No. 51," the company has deconsolidated Bear Stearns Capital Trust III effective beginning with the quarter ended February 29, 2004. As a result, the junior subordinated deferrable interest debentures issued by the company to Bear
Stearns Capital Trust III are included within long-term borrowings. The $262.5 million of Guaranteed Preferred Beneficial Interests in Company Subordinated
Debt Securities ("Preferred Securities") issued by Bear Stearns Capital Trust
III is still outstanding, providing the funding for such junior subordinated deferrable interest debentures. The Preferred Securities issued by Bear Stearns
Capital Trust III will no longer be included in the company's Condensed
Consolidated Statements of Financial Condition.
(3) Represents shares used to calculate book value per common share.
Common shares outstanding include units issued under certain stock compensation plans which will be distributed as shares of common stock.
(4) Represents the ratio of income before both CAP Plan costs and provision for income taxes to revenues, net of interest expense.
(5) Represents the ratio of income before provision for income taxes to revenues, net of interest expense.
(6) Represents the ratio of net income to revenues, net of interest expense.